UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 9, 2014 (April 9, 2014)

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9112 Spectrum Center Blvd, San Diego, California 92123

(Address of principal executive offices, including zip code)

(858) 571-5555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On April 9, 2014, Overland Storage, Inc. (the “Company”) filed a certificate of amendment to the Company’s amended and restated articles of incorporation which effected a reverse stock split of the Company’s common stock at a reverse split ratio of one share for five shares. A reverse stock split in a ratio to be approved by the Board of Directors between one-for-two and one-for-ten was approved by the Company’s shareholders at a special meeting of the Company’s shareholders held on January 16, 2014, and the proposal for the reverse stock split was included in the Company’s proxy statement dated December 19, 2013 mailed in connection with such meeting. The Company’s Board of Directors approved and authorized the reverse stock split ratio of one-for-five on April 2, 2014.

Immediately following the effective time of the certificate of amendment, every five outstanding shares of common stock were combined automatically into one share of common stock. Fractional shares resulting from the reverse stock split were cancelled and the shareholders otherwise entitled to a fractional share will receive a cash payment in lieu of the fractional share when the Company is first legally authorized to make such payment. The amount of cash shareholders otherwise entitled to receive a fractional share will receive is based on the closing price of the common stock on the NASDAQ Capital Market on April 8, 2014.

Each shareholder’s percentage ownership in the Company and proportional voting power remains unchanged after the reverse stock split, except for minor changes and adjustments resulting from the treatment of fractional shares.

The reverse stock split did not affect the number of authorized shares of the Company’s capital stock; accordingly, the number of authorized but unissued shares of common stock increased as described in the December 19, 2013 proxy statement. The Company may issue these additional unissued shares in the future.

Trading of Overland Storage’s common stock on the NASDAQ Capital Market will begin on a split-adjusted basis at the open of trading on April 10, 2014. The new CUSIP number for the Company’s common stock will be 690310 305.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements that involve risks, uncertainties, and assumptions that are difficult to predict. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks and uncertainties detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description

3.1	Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: April 9, 2014	/s/ Kurt L. Kalbfleisch
	By:	Kurt L. Kalbfleisch
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description

3.1	Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation